Exhibit 99.1

McKESSON AND CHANGE HEALTHCARE COMPLETE THE CREATION OF

NEW HEALTHCARE INFORMATION TECHNOLOGY COMPANY

New Company Is Named Change Healthcare

Company Is Positioned To Meet Mission Critical Needs In Healthcare

SAN FRANCISCO & NASHVILLE, March 2, 2017 – McKesson Corporation (NYSE:MCK), a leading global healthcare services and information technology company, and Change Healthcare Holdings, Inc. (CHC), a leading provider of software and analytics, network solutions and technology-enabled services, today announced the completion of their previously-announced agreement to create a new healthcare information technology company. The new company is named Change Healthcare and combines substantially all of CHC’s business and the majority of McKesson Technology Solutions (MTS).

By uniting the majority of MTS’ businesses with CHC, the new company will inspire a better healthcare system through a broad set of complementary capabilities that will deliver wide-ranging financial, operational and clinical benefits to payers, providers and consumers. From an interconnected and integral position at the center of healthcare, the new Change Healthcare will be a collaborative catalyst for accelerating its customers’ and partners’ paths to value-based care and better engagement with consumers.

“Over the last several years, our industry has experienced a continued shift toward value-based care, requiring an increasingly consumer-centered approach to healthcare,” said Neil de Crescenzo, Chief Executive Officer, Change Healthcare. “Change Healthcare will be distinctly positioned to leverage its data, analytics and forward-thinking insights to bring new innovative solutions to payers, providers and consumers as they strive to achieve the best healthcare outcomes as efficiently as possible in this new environment.”

“We are thrilled to have completed this combination of two great organizations. Our nearly 15,000 team members will be working with our collective customers and partners to provide a stronger, increasingly collaborative and more efficient healthcare system that enables better healthcare outcomes,” continued de Crescenzo. “I’m confident that Change Healthcare’s expertise and comprehensive offering of solutions will not only deliver near- and long-term value for our customers and partners, but also help drive the journey toward improved lives and healthier communities.”

New Leadership Team

In addition to Neil de Crescenzo, previously announced as Chief Executive Officer of Change Healthcare, the following individuals will comprise the executive leadership team of the new company:

Randy Giles, EVP & Chief Financial Officer

Rod O’Reilly, EVP & President, Software and Analytics

Erkan Akyuz, EVP & President, Imaging, Workflow and Care Solutions

Kris Joshi, Ph.D., EVP & President, Network Solutions

Pat Leonard, EVP & President, Technology-Enabled Services

Mark Vachon, EVP, Sales and Operations

Loretta Cecil, EVP & General Counsel

Alex Choy, EVP, R&D/IT & Chief Information Officer

Linda Whitley-Taylor, EVP & Chief People Officer

W. Thomas McEnery, EVP & Chief Marketing Officer

Megan Callahan, SVP & Chief Strategy Officer

Business Integration Progress

Since the announcement of this transaction on June 28, 2016, both McKesson and CHC have engaged in measured integration planning within the appropriate parameters. Now that the transaction has closed, integration activities will accelerate with a critical focus on ensuring customer service continuity and accelerating innovation efforts to bring new solutions to address customer needs. Over the coming months, integration plans will be shared with customers and partners to ensure they realize the full value of the new organization in helping them achieve their objectives.

Brand Strategy and Migration

As previously announced, the new organization will leverage the Change Healthcare name, but today introduces a new logo, brand positioning and visual identity to reflect the broader capabilities of the unified organization. The migration to the new brand will happen over the next year. All brand migration activities and the timing of those activities will be handled transparently with the company’s customers and partners. Information about both MTS’ and CHC’s contributed products and solutions will be available through www.changehealthcare.com.

Transaction Terms and Structure

McKesson owns approximately 70% of Change Healthcare, with the remaining equity ownership held by CHC stockholders, including Blackstone and Hellman & Friedman. The new company is jointly governed by McKesson and CHC stockholders.

In conjunction with the creation of the new company, Change Healthcare raised approximately $6.1 billion in debt, which was utilized to fund cash payments of approximately $1.25 billion to McKesson and approximately $1.75 billion to CHC stockholders, cover transaction costs and repay approximately $2.8 billion of existing CHC debt.

“Today marks an exciting step forward to achieve enhanced benefits for our customers, employees and stockholders,” said John H. Hammergren, Chairman of the Board, Change Healthcare, and Chairman and Chief Executive Officer, McKesson Corporation. “I want to thank all of the employees who made today possible and who will continue the important work of building an industry-leading company that will help make the vision of value-based care a reality for payers, providers and consumers.”

About McKesson Corporation

McKesson Corporation, currently ranked 5th on the FORTUNE 500, is a global leader in healthcare supply chain management solutions, retail pharmacy, community oncology and specialty care, and healthcare information technology. McKesson partners with pharmaceutical manufacturers, providers, pharmacies, governments and other organizations in healthcare to help provide the right medicines, medical products and healthcare services to the right patients at the right time, safely and cost-effectively. United by our ICARE shared principles, our 70,000 employees across more than 16 countries work every day to innovate and deliver opportunities that make our customers and partners more successful — all for the better health of patients. McKesson has been named the “Most Admired Company” in the healthcare wholesaler category by FORTUNE, a “Best Place to Work” by the Human Rights Campaign Foundation, a top military-friendly company by Military Friendly®, and a “Best Employer for Healthy Lifestyles” by The National Business Group on Health. For more information, visit www.mckesson.com.

About CHC

CHC is a leading provider of software and analytics, network solutions and technology-enabled services that optimize communications, payments and actionable insights designed to enable smarter healthcare. By leveraging its Intelligent Healthcare Network™, which includes the single largest financial and administrative network in the United States healthcare system, industry stakeholders are able to increase revenue, improve efficiency, reduce costs, increase cash flow and more effectively manage complex workflows. Learn more at www.changehealthcare.com.

About Blackstone

Blackstone has been a global leader in private equity since 1985, with approximately $100 billion of assets under management. Blackstone uncovers value by identifying great companies and enhancing their performance by providing strategic capital and outstanding management talent. Blackstone aims to grow stronger enterprises, create jobs, and enable its portfolio companies to build lasting value for its investors, their employees and all stakeholders.

Blackstone is one of the world’s leading investment firms. It seeks to create positive economic impact and long-term value for its investors, the companies it invests in, and the communities in which it works. This is done by using extraordinary people and flexible capital to help companies solve problems. Its asset management businesses, with over $360 billion in assets under management, include investment vehicles focused on private equity, real estate, public debt and equity, non-investment grade credit, real assets and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow Blackstone on Twitter @Blackstone.

Risk Factors

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements regarding the expected benefits and costs of the transaction; any projections of earnings, revenues, synergies or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements regarding product or service developments, extensions or integration; any statements of expectation or belief; any statements regarding general industry conditions and competition; any statements regarding economic conditions; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include risks related to the possibility that expected benefits may not materialize as expected; the ability to successfully implement an integration strategy for the new company; as well as the ability to ensure continued performance or market growth of the new company’s products and services. These risks, uncertainties and other factors, and the general risks associated with the respective businesses of McKesson and CHC described in the reports and other documents submitted by each of them to the Securities and Exchange Commission, could cause actual results to differ materially from those referred to in the forward-looking statements. All forward-looking statements are based on information currently available to McKesson and CHC and are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date such statements were first made. Except to the extent required by law, neither McKesson nor Change Healthcare assumes any obligation to update any such forward-looking statements or other statements included in this press release.

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McKesson Corporation Contacts:

Investors and Financial Media:

Craig Mercer

415-983-8391

Craig.Mercer@mckesson.com

General and Business Media:

Kristin Hunter

415-983-8974

Kristin.Hunter@mckesson.com

CHC Contacts:

Investors:

Tommy Lewis

615-932-3235

tlewis@changehealthcare.com

Media:

Robyn Nentwig

615-932-2731

rnentwig@changehealthcare.com